FIFTH AMENDMENT TO CREDIT AGREEMENT AND NOTE

	THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND NOTE ("Fifth Amendment"), made and entered into as of the 17th day of August 1995, by and between DATRON SYSTEMS INCORPORATED, a Delaware corporation ("Company"), and UNION BANK, a California banking corporation ("Bank"),

                      W I T N E S S E T H:

	WHEREAS, on May 11, 1994, the Company and the Bank entered into a certain Credit Agreement and Note (as amended by those certain First, Second, Third and Fourth Amendments to Credit Agreement and Note, dated as of October 26, 1994, December 29, 1994, February 28, 1995 and March 31, 1995, respectively, the "Credit Agreement") pursuant to which the Bank agreed to extend to the Company and the Company agreed to accept from the Bank certain credit facilities more particularly described therein; and

	WHEREAS, the Company and the Bank desire to amend the Credit Agreement (i) to extend the Facilities Termination Date through and including December 31, 1997, (ii) to increase availability under the Standby Facility from Fifteen Million Dollars ($15,000,000.00) to Eighteen Million Dollars ($18,000,000.00), (iii) to reduce the rate of interest payable with respect to Revolving Loans under the Revolving Loan Facility, and (iv) to provide for certain ancillary matters;

	NOW, THEREFORE, for and in consideration of the premises hereof, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

	1. All capitalized terms used in this Fifth Amendment shall, unless otherwise defined herein or unless the context otherwise requires, have the meanings given thereto in the Credit
Agreement.

	2. Section 1.01 of the Credit Agreement is amended to read as follows:

1.01 Availability of the Facilities. Subject to the terms and conditions of this Agreement, the Bank shall, from time to time during the period commencing on the Fifth Amendment Effective Date and ending on December 31, 1997 (the "Facilities Termination Date"), advance to the Company such loans as the Company may request under the Revolving Loan Facility (individually a "Revolving Loan" and collectively the "Revolving Loans"), issue for the account of the Company such standby letters of credit as the Company may request under the Standby Facility (individually a "Standby L/C" and collectively the "Standby L/C's"), and issue for the account of the Company such commercial documentary letters of credit as the Company may request under the L/C Facility (individually a "Commercial L/C" and collectively the "Commercial L/C's"); provided, however, that:

	(a) The principal amount of all Revolving Loans shall not exceed Eight Million Five Hundred Thirty-five Thousand Dollars
($8,535,000.00) in the aggregate at any one time outstanding (the
"Revolving Loan Commitment");

	(b)     Except as otherwise provided in Subsections 1.01(c),
(d) and (e) hereof, the sum of:

	(i) the aggregate amount available to be drawn under all Standby L/C's;

	(ii) the aggregate amount of unpaid reimbursement obligations in respect of all drafts drawn under Standby L/C's (the sum of the aggregate amounts described in Subsection 1.01(b)(i) hereof and in this Subsection 1.01(b)(ii) being hereinafter referred to as "Standby L/C Utilization");

	(iii) the aggregate amount available to be drawn under all Commercial L/C's; and

	(iv) the aggregate amount of unpaid reimbursement obligations in respect of all drafts drawn under Commercial L/C's (the sum of the aggregate amounts described in Subsection 1.01(b)(iii) hereof and in this Subsection 1.01(b)(iv) being hereinafter referred to as "Commercial L/C Utilization");

shall not exceed in the aggregate at any one time Eighteen Million Dollars ($18,000,000.00);

	(c) Commercial L/C Utilization shall not exceed in the aggregate at any one time the lesser of (i) Two Million Dollars
($2,000,000.00), or (ii) the difference between Eighteen Million
Dollars ($18,000,000.00) and Standby L/C Utilization;

	(d) Standby L/C Utilization relating to Standby L/C's issued in favor of beneficiaries located in countries listed in Column B or Column C of Exhibit A hereto shall not exceed, as to all beneficiaries located in any given country listed in Column B or Column C of Exhibit A hereto, Three Million Five Hundred Thousand Dollars ($3,500,000.00) in the aggregate at any one time; and

	(e) Standby L/C Utilization relating to Standby L/C's issued in favor of beneficiaries located in countries listed in Column D of Exhibit A hereto (individually a "Column D Country" and collectively the "Column D Countries") shall not exceed in the aggregate at any one time (i) in the case of all beneficiaries located in any given Column D Country, Five Hundred Thousand Dollars ($500,000.00), and (ii) in the case of all beneficiaries located in all Column D Countries, the lesser of (A) Two Million Five Hundred Thousand Dollars ($2,500,000.00), or (B) the difference between (1) Eighteen Million Dollars ($18,000,000.00), and (2) the sum of (I) Standby L/C Utilization relating to Standby L/C's issued in favor of all beneficiaries located in all countries other than Column D Countries, and (II) Commercial L/C Utilization.

Within the limits set forth above, and except as otherwise provided herein, the Company may utilize the Facilities, repay amounts owing thereunder, and reutilize the Facilities.

	3. Subsection 1.02(d) of the Credit Agreement is amended to read as follows:

	(d) Revolving Loan Interest Rate Options. The Company shall pay interest on the unpaid principal amount of each Revolving Loan from the date of such loan (if such loan is made on or after the Fifth Amendment Effective Date), from the Fifth Amendment Effective Date (if such loan is a Reference Rate Revolving Loan made prior to the Fifth Amendment Effective Date), or from the first day of the first Interest Period for such loan which commences on or after the Fifth Amendment Effective Date (if such loan is a LIBOR Revolving
Loan made prior to the Fifth Amendment Effective Date), until the maturity thereof (whether by acceleration or otherwise), at one of the following rates per annum:

	(i) Reference Rate Option - During such periods as such Revolving Loan is a Reference Rate Revolving Loan, a rate per annum equal to the Reference Rate plus one-half of one percent (1/2 of 1%), such rate to change from time to time as the Reference Rate shall change; or

	(ii) LIBO Rate Option - During such periods as such Revolving Loan is a LIBOR Revolving Loan, a rate per annum equal at all times during each Interest Period for such loan to the LIBO Rate for such Interest Period plus one and one-half percent (1-1/2%).

Each Revolving Loan shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates.

	4. The first sentence of Subsection 1.05(c) of the Credit Agreement is amended to read as follows:

All amounts due or to become due hereunder are secured by (i) a Security Agreement (Chattel Mortgage), dated April 21, 1994, executed by the Company, (ii) a Continuing Guaranty, dated August 1, 1995, executed by Datron/Transco Inc. ("D/T"), which Continuing Guaranty is in turn secured by (A) a Security Agreement (Chattel Mortgage), dated April 21, 1994, executed by D/T, and (B) a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated February 28, 1995, executed by D/T, as amended, and (iii) a Continuing Guaranty, dated August 1, 1995, executed by Datron World Communications Inc. (formerly known as Trans World Communications, Inc.) ("DWC"), which Continuing Guaranty is in turn secured by a Security Agreement (Chattel Mortgage), dated March 31, 1995, executed by DWC.

	5. Section 7.01 of the Credit Agreement is amended by the addition thereto of the following definitions in proper alphabetic order:

"Fifth Amendment" shall mean that certain Fifth Amendment to Credit Agreement and Note, dated as of August 17, 1995, by and between the Company and the Bank.

"Fifth Amendment Effective Date" shall mean the date on which the Fifth Amendment becomes effective as provided in Paragraph 6 thereof.

"First Amendment to Deed of Trust" shall have the meaning given to that term in Subparagraph 6(h) of the Fifth Amendment.

	6. This Fifth Amendment shall become effective on the date on which the Bank shall have received the following:

	(a)     This Fifth Amendment, duly executed by the Company;

	(b) A certificate of the Company's secretary or an assistant secretary, dated not later than the date of this Fifth Amendment, certifying the following documents, copies of which shall be attached to or incorporated in such certificate: (i) resolutions, adopted by the Company's Board of Directors and continuing in effect, which authorize the execution, delivery and performance by the Company of this Fifth Amendment and all other documents and instruments to be executed, delivered and performed by the Company in connection herewith; and (ii) all other documents evidencing additional corporate action and governmental or other approvals, if any, necessary for the execution, delivery and performance by the Company of this Fifth Amendment and all other documents and instruments to be executed, delivered and performed by the Company in connection herewith;


	(c) A certificate of the Company's secretary or an assistant secretary, dated not later than the date of this Fifth Amendment, certifying the incumbency and signatures of the officers of the Company authorized to execute, deliver and perform on behalf of the Company this Fifth Amendment and all other documents and instruments to be executed, delivered and performed by the Company in connection herewith;

	(d) A Continuing Guaranty on the Bank's standard form, dated not later than the date of this Fifth Amendment and duly executed by DWC;

	(e) A Judicial Reference Agreement on the Bank's standard form, dated not later than the date of this Fifth Amendment and duly executed by DWC;

	(f) A Continuing Guaranty on the Bank's standard form, dated not later than the date of this Fifth Amendment and duly executed by D/T;

	(g) A Judicial Reference Agreement on the Bank's standard form, dated not later than the date of this Fifth Amendment and duly executed by D/T;

	(h) A First Amendment to Deed of Trust, Assignment of rents, Security Agreement and Fixture Filing in the form appended to this Fifth Amendment as Exhibit I ("First Amendment to Deed of Trust"), dated the date of the Continuing Guaranty of D/T referred to in Subparagraph 6(f) of this Fifth Amendment and duly executed and acknowledged by D/T, reflecting the supersession and replacement of the Continuing Guaranty of D/T, dated February 28, 1995, with the Continuing Guaranty of D/T referred to in Subparagraph 6(f) of this Fifth Amendment, together with evidence that the First Amendment to Deed of Trust has been duly recorded;

	(i) A 110.5 endorsement to the ALTA policy of title insurance delivered to the Bank pursuant to Subparagraph 10(j) of the Third Amendment, insuring that the interest of the Bank under the Deed of Trust as amended by the First Amendment to Deed of Trust is and continues to be a valid, perfected and enforceable lien on the Property subject to no mortgages, deeds of trust, liens, charges, security interests or other encumbrances of any character whatsoever other than liens for current real property taxes and assessments not yet due and payable and such other liens and encumbrances as may be approved in writing by the Bank;

	(j) A certificate of the secretary or an assistant secretary of each of D/T and DWC, each dated not later than the date of this Fifth Amendment, certifying the following documents, copies of which shall be attached to or incorporated in such certificate: (i) resolutions, adopted by the Board of Directors of D/T or DWC, as the case may be, and continuing in effect, which authorize the execution, delivery and performance by D/T or DWC, as the case may be, of such corporation's Continuing Guaranty and Judicial Reference Agreement (and, in the case of D/T, the First Amendment to Deed of Trust); and (ii) all other documents evidencing additional corporate action and governmental or other approvals, if any, necessary for the execution, delivery and performance by D/T or DWC, as the case may be, of such corporation's Continuing Guaranty and Judicial Reference Agreement (and, in the case of D/T, the First Amendment to Deed of Trust); together with a certificate of the secretary or an assistant secretary of each of D/T and DWC, each dated not later than the date of this Fifth Amendment, certifying the incumbency and signatures of the officers of D/T or DWC, as the case may be, authorized to execute, deliver and perform on behalf of D/T or DWC, as the case may be, such corporation's Continuing Guaranty and Judicial Reference Agreement (and, in the case of D/T, the First Amendment to Deed of Trust); and

	(k) Such other documents and agreements as the Bank may reasonably require to effectuate the intent and purpose of this Fifth Amendment.

	7.      Except as expressly provided herein, the Credit
Agreement is unchanged and remains in full force and effect.

	8. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of California.

	9. This Fifth Amendment may be executed in any number of identical counterparts, any set of which signed by both parties hereto shall be deemed to constitute a complete, executed original for all purposes.

	IN WITNESS WHEREOF, the Bank and the Company have caused this Fifth Amendment to be executed as of the day and year first above written.

UNION BANK                      DATRON SYSTEMS INCORPORATED

By: /s/ RICHARD C. PETRIE       By: /s/ WILLIAM L. STEPHAN
Title:Vice President            Title: Vice President and CFO


By:/s/ JOSEPH OTTING             By:/s/ DAVID A. DERBY
Title:S.V.P.                     Title:President, CEO


			    EXHIBIT I

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Union Bank
Commercial Documentation Center
Attn:  AREVALOS - 40061
P. O. Box 30115
Los Angeles, California  90030-0115

Assessor's Identification Number:  95000649

FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

     THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("First Amendment"), made and entered into as of the 17th day of August, 1995, by and among DATRON/TRANSCO INC., a California corporation ("Trustor"), UNION BANK, a California banking corporation (in its capacity as trustee, "Trustee"), and UNION BANK, a California banking corporation (in its capacity as beneficiary, "Beneficiary"),

		       W I T N E S S E T H:

     WHEREAS, on February 28, 1995, Trustor entered into that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing ("Deed of Trust") in favor of Trustee and Beneficiary, which Deed of Trust was recorded on March 13, 1995, as Instrument No. 95-027943, in the Official Records of Ventura County, California, and which Deed of Trust encumbers certain real property located in the City of Simi Valley, County of Ventura, State of California, more particularly described in Exhibit "A" appended thereto; and

     WHEREAS Trustor and Beneficiary desire to amend the Deed of Trust to reflect that certain of the obligations of Trustor to Beneficiary secured by the Deed of Trust as originally executed have been superseded and replaced by certain other obligations of Trustor to Beneficiary more particularly described herein;

     NOW, THEREFORE, for and in consideration of the premises hereof and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

     1. Section 2(I) of the Deed of Trust is amended by deleting the same in its entirety and by substituting in lieu thereof the following:

     (I) Payment of all sums at any time owing and the performance of all other obligations arising under that certain Continuing Guaranty in the original principal amount of Twenty-nine Million and no/100 Dollars ($29,000,000.00), dated August 1, 1995, executed by Datron/Transco Inc. ("Obligor") to the order of or in favor of Beneficiary (the "Debt Instrument"), and any and all modifications, replacements, extensions and renewals thereof, whether hereafter evidenced by the Debt Instrument or otherwise;

     2. Trustor and Beneficiary hereby expressly acknowledge and agree (a) that the obligations arising under the Continuing Guaranty which is described in Section 2(I) of the Deed of Trust as amended by this First Amendment (the "Replacement Guaranty") supersede and replace, but do not constitute payment, satisfaction or extinguishment of, the obligations arising under the Continuing Guaranty in the original principal amount of Twenty-six Million and no/100 Dollars ($26,000,000.00), dated February 28, 1995, executed by Trustor to the order of or in favor of Beneficiary which is described in Section 2(I) of the Deed of Trust as originally executed (the "Original Guaranty"), and (b) that the Replacement Guaranty supersedes and replaces but does not constitute payment, satisfaction or extinguishment of, the Original Guaranty.

     3. Trustor hereby expressly agrees that the obligations arising under the Replacemnt Guaranty shall in all respects be secured by the Deed of Trust, as amended hereby.

     4. Except as otherwise expressly provided herein, the Deed of Trust is unchanged and remains in full force and effect.

     5. Trustee accepts these modifications to the trust when this First Amendment, duly executed and acknowledged, is made a public record as provided by law.

     IN WITNESS WHEREOF, Trustor and Beneficiary have executed ths First Amendment as of the date first hereinabove set forth.

DATRON/TRANSCO INC.                    UNION BANK
By: /s/ DAVID A. DERBY                 By: /s/ RICHARD A. PETRIE
Title: Chairman                        Title:

By: /s/ WILLIAM L. STEPHAN             By: /s/ JOSEPH OTTING
Title: Asst. Secretary                 Title: S.V.P.



STATE OF CALIFORNIA          )
                     			     )  ss.
COUNTY OF SAN DIEGO          )

     On August 14, 1995, before me, J. BEUKMAN a Notary Public in and for said State, personally appeared JOSEPH OTTING AND RICHARD
A. PETRIE, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/ARE subscribed to the within instrument and acknowledged to me that he/she/THEY executed the same in his/her/THEIR authorized capacity(ies), and that by his/her/THEIR signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

(graphic Notary Seal)                      /s/ J. BEUKMAN
	 J. BEUKMAN                        Notary Public
	 COMM #1039373                     in and for said State
	 NOTARY PUBLIC-CALIFORNIA
	 SAN DIEGO COUNTY
	 MY COMMISSION EXPIRES
	 OCTOBER 5, 1988


STATE OF CALIFORNIA          )
                     			     )  ss.
COUNTY OF VENTURA            )

     On August 17, 1995, before me, E. L. HOWE a Notary Public in and for said State, personally appeared DAVID A. DERBY AND WILLIAM
L. STEPHAN, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/ARE subscribed to the within instrument and acknowledged to me that he/she/THEY executed the same in his/her/THEIR authorized capacity(ies), and that by his/her/THEIR signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

(graphic Notary Seal)                      /s/ ELLEN L. HOWE
	 ELLEN L. HOWE                        Notary Public
	 COMM #1043039                     in and for said State
	 Notary Public - California
	 VENTURA COUNTY
	 MY COMM. Expires OCT 23, 1998